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                                  Exhibit 10.43

                    COLLECTION AND DEPOSIT ACCOUNT AGREEMENT

         THIS COLLECTION AND DEPOSIT ACCOUNT AGREEMENT (this "AGREEMENT") dated as of July 30, 2001, among LASALLE BANK NATIONAL ASSOCIATION having an address at 135 LaSalle Street, Suite 1225, Chicago, Illinois 60603, in its capacity as collection bank (the "COLLECTION BANK"), LASALLE BANK NATIONAL ASSOCIATION, having an address at 135 LaSalle Street, Suite 1625, Chicago, Illinois 60603, in its capacity as depository (the "DEPOSITORY"), LAKESHORE MARKETPLACE, LLC, a Delaware limited liability company, having an address at 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 ("BORROWER") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, having an address at 600 Steamboat Road, Greenwich, Connecticut 06803 (together with its successors and assigns, "LENDER").

                              W I T N E S S E T H:

         A. Lender has agreed to make a loan in the amount of $15,993,000 (the "LOAN") to Borrower evidenced by a Promissory Note, dated as of the date hereof (as amended, modified or restated and any replacements therefor, the "NOTE"), from Borrower to Lender, and secured, INTER ALIA, by a Mortgage, dated as of the date hereof (as amended, modified, restated, spread or consolidated, the "INSTRUMENT"; together with the Note, this Agreement and all other documents and agreements evidencing and/or securing the Loan, collectively, the "LOAN DOCUMENTS"), on certain real property known as Lakeshore Marketplace located in Muskegon, Michigan (the "PROPERTY");

         B. Borrower and Horizon Group Properties, L.P., a Delaware limited partnership (the "MANAGER") are parties to a management agreement pursuant to which the Manager has agreed to act as manager with respect to the Property;

         C. The Instrument provides that all Rents (as hereinafter defined) shall be sent directly to one or more financial institutions acceptable to Lender for deposit into an account designated and established by Lender or its designee; and

         D. Lender and Borrower desire to retain the Collection Bank and Depository to provide the services described herein.

         NOW THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Certain capitalized terms used herein are defined in Section 16.

         2.       DEPOSIT OF RENTS; DUTIES OF THE COLLECTION BANK.

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         (a)      From and after the date hereof, Borrower will (a) cause
all tenants under Leases now or hereafter affecting all or a portion of the Property to deliver all Rents directly to the Collection Bank at the following address: Lakeshore Marketplace, LLC, 135 S. LaSalle St., Dept. 6285, Chicago, IL 60674-6285 (the "Lockbox"), whereupon the Collection Bank shall promptly deposit such rents into the Collection Account (hereinafter defined), and (b) cause any and all other Rents received by Borrower, its affiliates, partners or members, the Manager or any other party on Borrower's behalf to be deposited into the Collection Account within two (2) Business Days after receipt thereof by or on behalf of Borrower. On the date hereof, Borrower shall deliver to each tenant under an existing Lease an irrevocable direction in the form of EXHIBIT A attached hereto and made a part hereof (each, a "TENANT NOTICE") to deliver all Rent payable under such tenant's Lease, when due, directly to the Lockbox. In addition, Borrower shall deliver a Tenant Notice to each tenant under any Lease entered into after the date hereof promptly after execution of such Lease.

         (b) The Collection Bank shall receive and process any deposits properly presented by Borrower, its partners, members or any of their respective agents pursuant to Section 6 in accordance with the terms of this Agreement. The Collection Bank shall also receive and process all Rents sent directly to the Lockbox by tenants at the Property in accordance with the terms of the Wholesale Lockbox Mail Service Agreement between Borrower and Collection Bank. The Rents and other deposits described in this Section 2(b) are collectively referred to herein as the "RECEIPTS." The Collection Bank shall establish and maintain a Collection Account for the Property in the name of Borrower, with Lender, as secured party, as account number 5800254475 (the "COLLECTION ACCOUNT"), into which the Collection Bank shall deposit all Receipts received by it with respect to the Property.

         (c) Items deposited with, or funds transfers received (for credit to the Collection Account) by, the Collection Bank which are returned for insufficient or uncollected funds will be re-deposited the first time. Items or funds transfers returned unpaid the second time for whatever reason shall be debited to the Collection Account under advice and returned to Borrower. Borrower shall be liable to the Collection Bank for the amount of any exchange or collection charges incurred by the Collection Bank. Fees for returned items (or funds transfers) will be charged directly to the Collection Account. If there are insufficient funds in the Collection Account to fully reimburse Collection Bank for the amount of any returned item (or funds transfer) and any related fees and expenses, then Borrower and Lender agree to fully reimburse Collection Bank on demand to the extent either receives the proceeds of such item or funds transfer. The Collection Bank shall send a monthly statement to Lender, which shall specify the amounts deposited into the Collection Account with respect to the Property for the previous month.

         (d) The Collection Account shall be an Eligible Account entitled "Lakeshore Marketplace, LLC, for the benefit of Greenwich Capital Financial Products, Inc., together with its successors and assigns, as Secured Party", or entitled in such other fashion as Lender shall determine. The Collection Bank shall deposit into the Collection Account the Rents for the Property and all other amounts transferred to the Collection Bank, pursuant to this Agreement or otherwise. The Collection Account shall be under the sole dominion and control of Lender (which may be exercised through Lender's Servicer designated by Lender to the Collection Bank

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by written notice given from time to time) and Lender (and its Servicer)
shall have the sole right to make withdrawals from the Collection Account and to exercise all rights with respect to the amounts deposited from time to time in the Collection Account. The Lender hereby directs the Collection Bank, on each Business Day, to transfer all final and collected funds in the Collection Account to the Deposit Account (as hereinafter defined). The Lender or Servicer may from time to time after delivery of an Event of Default Notice direct the Collection Bank in writing to transfer all final and collected finds in the Collection Bank on each Business Day to any other account, maintained by the Lender or Servicer at the Collection Bank or otherwise, and the Collection Bank shall be and hereby is irrevocable authorized to follow such instructions.

         3.       DUTIES OF DEPOSITORY.

         (a) The Depository shall establish and maintain a Deposit Account for the Property in the name of Borrower with Lender, as secured party, as account number 678831504 (the "DEPOSIT ACCOUNT"), into which the Depository shall credit all funds transferred (by the Collection Bank) from the Collection Account. The Deposit Account shall be an Eligible Account entitled "Lakeshore Marketplace, LLC, for the benefit of Greenwich Capital Financial Products, Inc., together with its successors and assigns, as Secured Party", or entitled in such other fashion as Lender shall determine. The Depository shall hold amounts deposited in the Deposit Account and shall not commingle such amounts with any other amounts held on behalf of Lender or any other Person. The Deposit Account shall be under the sole dominion and control of Lender (which may be exercised through Lender's Servicer designated by Lender to the Depository by written notice given from time to time) and Lender (and its Servicer) shall have the sole right to make withdrawals from the Deposit Account and to exercise all rights with respect to the amounts on deposit from time to time in the Deposit Account. The Lender hereby directs the Depository Bank to permit Servicer to make disbursements out of the Deposit Account (and the Sub-Accounts therein (as defined below)), from time to time, in accordance with this Agreement, and for the purposes set forth herein. All actions and decisions of Lender hereunder may be taken by the Servicer acting on Lender's behalf, and all actions and decisions of Servicer hereunder may be taken by Lender at Lender's option in Servicer's stead.

         (b) Upon the establishment of the Deposit Account, the Depository shall establish and maintain the following sub-accounts to the Deposit Account (collectively, the "SUB-ACCOUNTS"): (a) the "CASH MANAGEMENT FEES SUB-ACCOUNT", which will be allocated funds in accordance with the fee agreement between Depository and Borrower, and (b) from and after Depository's receipt of a notice stating that a Cash Trap Event (as defined below) has occurred substantially in the form of Exhibit B attached hereto and made a part hereof (the "TRIGGER NOTICE"), the "OPERATING EXPENSE SUB-ACCOUNT" and "DEBT SERVICE RESERVE SUB-ACCOUNT", which shall be allocated funds in accordance with Lender's or Servicer's written directions given from time to time to the Depository. The Sub-Accounts shall be maintained by the Depository and managed, on a ledger entry basis, by the Servicer .

         (c) Except as otherwise provided herein, funds transferred to the Deposit Account (with the exception of funds, if any, allocated to the Sub-Accounts) during each Interest Period (as defined below) shall be allocated in accordance with Lender's (or Servicer's) written

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instructions to Depository to the extent of available funds and in the priority specified in such instructions.

         (d) At the end of each Interest Period, any amounts remaining in the Deposit Account after disbursement of all required amounts as specified by Lender (or Servicer) for such Interest Period and any funds subsequently transferred to the Deposit Account (from the Collection Account) during the remainder of such Interest Period shall be transferred (i) if Depository has not received a Trigger Notice, to Borrower's account with Collection Bank, at account number 5800311952 (or to any account and bank as Borrower may otherwise specify in writing to Depository) on, or within three
(3) Business Days after, the last day of such Interest Period, if Depository has not received a Trigger Notice, or (ii) after Depository's receipt of a Trigger Notice, shall be deposited or allocated among the Sub-Accounts as specified by Lender or its Servicer.

         (e) The insufficiency of funds in the Collection Account, Deposit Account or any Sub-Account shall in no way relieve Borrower from its obligations to pay to Lender, as and when due, any of the following: (a) the taxes and insurance with respect to the Property required under Section 2 of the Instrument, (b) the monthly installments of principal and interest required under the Note, (c) the monthly deposits required under the Replacement Reserve and Security Agreement or (d) the monthly deposit required under the Tenant Improvement and Leasing Commission Reserve and Security Agreement. At least once a month, Depository or Servicer, as applicable, shall send to Borrower a report or statement which lists all disbursements from the Deposit Account and the Sub-Accounts.

         (f) At Lender's option, funds in any Sub-Account may be reallocated to fund any deficiency in any other Sub-Account. Subject to such right to reallocate, each transfer of funds to be made hereunder shall be made only to the extent that funds are on deposit in the Deposit Account or the affected Sub-Account, and except as otherwise provided herein, Lender shall have no responsibility to make additional funds available in the event that funds on deposit are insufficient.

         (g) "INTEREST PERIOD" shall mean a period commencing on the first day and ending on the last day of each calendar month during the term of the Loan. As used herein the term "PAYMENT DATE" means the first day of each calendar month or, if the first day of any calendar month is not a Business Day, then the Payment Date for such month shall be the first Business Day thereafter.

         (h) EVENT OF DEFAULT. Notwithstanding anything herein to the contrary, upon the Depository's receipt of a notice stating that an Event of Default (as defined in the Instrument) has occurred and is continuing substantially in the form of Exhibit C attached hereto and made a part hereof (the "EVENT OF DEFAULT NOTICE"), all funds on deposit in the Deposit Account and/or the Sub-Accounts shall be disbursed to or as directed by Lender (or Servicer).

         (i) So long the Depository has not received an Event of Default Notice, Lender or its Servicer shall instruct the Depository and Servicer to invest amounts held in the Deposit Account in Permitted Investments as Lender shall determine in Lender's discretion. All funds in the Deposit Account or any Sub-Account that are invested in a Permitted Investment are deemed to

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be held in such Deposit Account or Sub-Account for all purposes of this
Agreement and the other Loan Documents. The maturities of the Permitted Investments on deposit in the Deposit Account or any Sub-Account shall, to the extent such dates are ascertainable, be selected and coordinated by Lender to become due not later than the day before any disbursements from the Sub-Accounts must be made. All Permitted Investments hereunder shall be in the same names as the Deposit Account and shall be under the sole dominion and control of Lender. Neither Lender nor Depository shall have any liability for any loss in investments of funds in the Deposit Account or Sub-Account that are invested in Permitted Investments. Borrower shall include all such earnings and losses on the Deposit Account or any Sub-Account as income or losses, as the case may be, of Borrower for federal and applicable state tax purposes.

         (j) As between Borrower and Lender, Lender agrees that prior to the occurrence of an Event of Default, and thereafter solely at Lender's option from time to time exercised in whole or in part, Lender or Servicer shall direct the Depository to transfer or allocate funds in the Deposit Account (other than those allocated to the Sub-Accounts) available for disbursement on each Payment Date (as defined below) as follows and in the following order of priority:

                  (i) First, there shall be disbursed to Lender or Servicer an amount equal to the monthly escrows for taxes and insurance with respect to the Property required to be deposited for such Interest Period under Section 2 of the Instrument;

                  (ii) Second, there shall be disbursed to Lender or Servicer an amount equal to the monthly installment of principal and interest payable under the Note for the next Payment Date;

                  (iii) Third, there shall be disbursed to Lender or Servicer an amount equal to the monthly deposit required to be made by Borrower under the Replacement Reserve and Security Agreement, dated as of the date hereof (as amended or modified, the "REPLACEMENT RESERVE AGREEMENT"), between Borrower and Lender, for such Interest Period;

                  (iv) Fourth, there shall be disbursed to Lender or Servicer an amount equal to the monthly deposit required to be made by Borrower under the Tenant Improvement and Leasing Commission Reserve and Security Agreement, dated as of the date hereof (as amended or modified, the "TI AND LEASING COMMISSION RESERVE AGREEMENT"; together with the Replacement Reserve Agreement, collectively the "RESERVE AGREEMENTS"), between Borrower and Lender for such Interest Period; and

                  (v)      Fifth, either

                                    (A) provided that no Cash Trap Event shall
                  have occurred and be continuing and the Depository has not received a Trigger Notice and been instructed by Lender that Lender has authorized disbursement pursuant to this clause for such Interest Period, any amounts remaining in the Deposit Account (other than in the Sub-Accounts) after disbursement of all required amounts specified in clauses (i) through (iv) above for such Interest Period and any funds deposited into the Deposit Account during the remainder of such Interest Period shall be paid to Borrower on, or within three (3) Business Days after, the last day

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                  of such Interest Period, or

                                    (B) if a Cash Trap Event shall have occurred
                  and the Depository is given the Trigger Notice, then unless and until a Cash Trap Cure shall occur, and subject to the Lender's exercise in its discretion from time to time of its rights under this Agreement and the other Loan Documents (or at law or in equity) upon the occurrence and during the continuance of an Event of Default, any amounts from such Interest Period remaining in the Deposit Account (other than in the Sub-Accounts) after disbursement of all required amounts specified in clauses (i) through (iv) above for such Interest Period and any funds deposited into the Collection Account during the remainder of such Interest Period shall be deposited as follows: (1) an amount equal to the applicable monthly operating expenses (other than repairs, replacements and capital expenditures) provided in the Approved Operating Budget (or such other amount as shall be approved by Lender) shall be transferred to the Operating Expenses Sub-Account under the control of Lender, and (2) the remainder shall be deposited into and held in the Debt Service Reserve Sub-Account under the control of Lender.

         (k) As between Borrower and Lender, Lender agrees that prior to the occurrence of an Event of Default, and thereafter solely at Lender's option from time to time exercised in whole or in part, Funds in the Sub-Accounts shall be disbursed or applied as follows:

                  (i) OPERATING EXPENSE SUB-ACCOUNT. Lender may require compliance with reasonable conditions prior to disbursement of amounts for Operating Expenses held in the Operating Expenses Sub-Account (if any) including, without limitation, the following:

                           (A) Borrower shall submit a request for payment not
                  more frequently than once per calendar month, which request shall include invoices, receipts, and other evidence reasonably required by Lender with respect to the Operating Expenses which are the subject of such request;

                           (B) Such request for payment shall be signed by
                  Borrower, certifying that the requested funds are to be used to pay Operating Expenses in accordance with the Approved Operating Budget for the Property and for no other purpose, and that all information in such request is true and complete;

                           (C) Such request shall include a line-item accounting
                  comparing Operating Expenses incurred in the subject month and on a year-to-date basis with the approved Operating Budget;

                           (D) There shall be sufficient funds for such
                  disbursement in the Operating Expense Sub-Account, and Lender shall have received evidence reasonably satisfactory to Lender, and Lender shall have determined that sufficient funds will be available for unincurred or unfunded remaining Operating Expenses in the Approved Operating Budget for such calendar month and any additional expenses

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                  then reasonably foreseen (and in the case of an imbalance,
                  Lender may require deposit of additional funds in the amount of the shortfall); and

                           (E) Such request shall include evidence of payment
                  (including partial lien releases) of expenses for which prior disbursements from the Operating Expense Sub-Account were made; and

                           (F) At Lender's option, Lender may issue payment
                  directly to Borrower or to Manager.

                  (ii) DEBT SERVICE RESERVE SUB-ACCOUNT. Amounts on deposit in the Debt Service Reserve Sub-Account shall be held as additional collateral for the Loan and other obligations of Borrower under the Loan Documents unless and until Borrower establishes to Lender's satisfaction that the Debt Service Coverage Ratio for each of the three (3) and twelve (12) month periods ending in the month preceding the month in which Borrower requests a release of funds from the Debt Service Reserve Sub-Account equals or exceeds 1.25:1 (a "CASH TRAP CURE", subject, however, to such Cash Trap Cure being deemed to occur under the proviso at the end of this sentence), in which event Lender shall authorize the disbursement of the funds in the Debt Service Reserve Sub-Account to Borrower; PROVIDED, that no release of funds shall be permitted, and no Recovery Event shall be deemed to have occurred, (A) if an Event of Default shall have occurred and be continuing or (B) if a Cash Trap Event and subsequent Cash Trap Cure shall have already occurred twice during the term of the Loan.

         (l) Within ten (10) days after the end of each calendar month, Borrower shall provide to Lender (i) accrual basis operating statements together with statements of cash flow for the Property and a tenant sales report and aged receivables report, each in a form reasonably satisfactory to Lender, (1) for such month, (2) for the year to date and (3) for the 12 month period ended as of the end of such calendar month, (b) Borrower's calculation of the Debt Service Coverage Ratio for each of the three (3) and twelve (12) month period ending at the end of such calendar month, together with the Borrower's method of calculation and such detail and background information as Lender shall require, (c) a certification executed on behalf of Borrower by its managing member in form and substance reasonably satisfactory to Lender stating that, to such officer's knowledge after due inquiry, such operating statements, documents, and information are true and complete in all material respects and do not omit to state any material information without which the same might reasonably be misleading and (d) a Compliance Certificate.

         (m) No later than thirty (30) days prior to the expiration of each calendar year, Borrower shall deliver to Lender Borrower's operating budget and capital expenditure budget (in each case presented on a monthly and annual basis) for the Property for the following calendar year, which shall each be subject to Lender's reasonable approval. The proposed operating budget shall identify and set forth Borrower's best estimate, after due consideration, of all revenue, costs, and expenses, and shall specify Gross Revenue and Operating Expenses. The proposed capital expenditure budget shall identify and set forth Borrower's best estimate, after due consideration, of all costs and expenses contemplated to be necessary in the current and

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subsequent years for capital improvements and leasehold improvements, leasing commissions and other leasing costs not included in the operating budget, and the contemplated sources of payment of the same. If any of said budgets or plans for any calendar year are not in form and substance reasonably satisfactory to Lender, Lender may disapprove the same and specify the reasons therefor, and Borrower shall promptly amend and resubmit for approval revised budgets or plans, as applicable, making such changes as are necessary to comply with the reasonable requirements of Lender.

         (n) As used hereinabove and herein for purposes of Sections 3(i), 3(j), 3(k), 3(l), 3(m) and this 3(n), the following capitalized terms shall have the respective meanings set forth below:

                  (1) "APPROVED OPERATING BUDGET" means Borrower's operating budget setting forth Gross Revenues and Operating Expenses, for the Property, which operating budget has been reasonably approved by Lender in accordance with Section 8 hereof.

                  (2) "CASH TRAP EVENT" means the occurrence of (1) an Event of Default (as defined in the Instrument), (2) a Debt Service Coverage Ratio of less than 1.10:1 for the three (3) month period ended as of the end of any calendar month or (3) the failure by Borrower to deliver the Compliance Certificate and documentation required under Section 7 above within ten (10) days after the required delivery date.

                  (3) "COMPLIANCE CERTIFICATE" means a certificate duly executed on behalf of Borrower by its managing member in form and substance reasonably satisfactory to Lender, stating that there does not exist any Event of Default or occurrence which with the passage of time or the giving of notice would constitute an Event of Default under the Loan Documents (or if any exists, specifying the same in detail) and stating the Debt Service Coverage Ratio for each of the three (3) and twelve (12) month periods ended as of the end of such calendar month.

                  (4) "DEBT SERVICE COVERAGE RATIO" shall mean, for any period, the ratio, as determined by Lender, of (i) Underwritable Cash Flow for such period to (ii) the amount of principal and interest due under the Loan for such period.

                  (5) "GAAP" means generally accepted accounting principles as in effect in the United States of America from time to time.

                  (6) "GROSS REVENUES" means, without duplication, all revenue derived from the ownership and operation of the Property by Borrower from whatever source determined on a GAAP basis, including, but not limited to, Rents, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any governmental authority, non-recurring revenues as determined by Lender (e.g. proceeds from a sale of assets or refinancing), security deposits, refunds and uncollectible accounts, proceeds of casualty or other insurance and condemnation awards, and any disbursements to Borrower from any reserve or other fund established by the Loan Documents or any proceeds from the sale, refinancing of the Property or recapitalization of the Borrower. In addition, if required by Lender, income accrued but not paid in cash during an accounting period shall be discounted for an allowance for doubtful accounts in a manner consistent with historical net realizable value.

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                  (7)      "OPERATING EXPENSES" means all costs and
expenses accrued in accordance with GAAP relating to the operation, maintenance, repair, use and management of the Property, including, without limitation, utilities, repairs and maintenance, insurance, property taxes and assessments, advertising expenses, payroll and related taxes, equipment lease payments, actual management fees and all amounts paid into reserves required under the Loan Documents but excluding (i) principal and interest payments made by Borrower under the Loan Documents, and (ii) depreciation, amortization and other non-cash expenses of the Property, and (iii) capital expenditures and other costs and expenses to the extent paid from reserves for the same maintained under the Loan Documents; provided, however such costs and expenses shall be subject to reasonable adjustment by Lender to normalize such costs and expenses.

                  (8) "UNDERWRITABLE CASH FLOW" means for any measurement period the excess of Gross Revenues over Operating Expenses for such period as determined by Lender, after making such adjustments to Gross Revenues and Operating Expenses as Lender deems necessary or appropriate. Underwritable Cash Flow (including determination of any necessary adjustments to Gross Revenues or Operating Expenses) shall be calculated by Lender based upon Lender's sole determination of Rating Agency criteria, provided that necessary adjustments shall include without limitation the following:

                           (i) all rents, including base rentals and percentage
                  rentals, will be included in calculating Gross Revenues only for Leases reasonably approved by Lender where the tenants are in occupancy, paying rent (without discount or deduction) and open for business at their respective premises, and have not given notice verbally or in writing that they intend to go dark;

                           (ii) base rental revenues will be calculated as no
                  greater than the lesser of (A) actual base rentals received from tenants under Leases for the relevant period, and (B) the current base rentals (projected or prorate for a period equivalent to the measurement period) under such Leases as of the time of determination of Underwritable Cash Flow;

                           (iii) percentage rental revenues will be calculated
                  as the lesser of (A) the projected percentage rents based on anticipated year-end tenant sales, prorated as allocable to a period equivalent to the measurement period, and (B) 75% of the percentage rents for the year prior to that in which Underwritable Cash Flow is determined;

                           (iv) all above-market rents (as determined by
                  Lender), including base rentals and percentage rentals, will be reduced to market as determined by Lender;

                           (v) Lender shall make adjustment for a credit
                  loss/vacancy allowance equal to the greatest of 10%, actual vacancy or market vacancy (as determined by Lender);

                           (vi) management fees shall equal to the greater of
                  actual management fees and 4% of Gross Revenues;

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                           (vii) Operating Expenses shall be adjusted to be the
                  greater of (i) actual Operating Expenses for the measurement period and (ii) Operating Expenses projected for an equivalent period at anticipated recurring, stabilized expense levels, incorporating any anticipated increases in expenses (as determined by Lender);

                           (viii) Gross Revenues adjustments shall be made to
                  eliminate any non-recurring items, and to implement deductions for impending vacancies and lease expirations and other items, as determined by Lender; and

                           (ix) deductions will be made for projected normalized
                  leasing costs (including without limitation tenant improvements, leasing commissions and other tenant inducements) for retenanting on a normalized basis, as well as other projected normalized capital costs (in each case as determined by Lender), if and to the extent such deductions are in excess of reserve deposits therefor which are included in Operating Expenses for purposes of calculating Underwritable Cash Flow.

         4. FEES. To compensate the Collection Bank and Depository for performing the herein-described services, Borrower agrees to pay the fees and expenses owed to the Collection Bank and Depository, respectively, and calculated in accordance with the agreed upon fee schedules between the Collection Bank, Depository and Borrower. The Collection Bank and Depository shall debit the Collection Account or Deposit Account (as applicable) under advice on a monthly basis or shall include its fees in an account analysis statement, in accordance with the particular arrangements between the Depository and Borrower.

         5.       TERMINATION.

         (a) The Collection Bank or Depository may resign from obligations under this Agreement at any time after 30 days' prior written notice to the other parties hereto; PROVIDED, HOWEVER, that Collection Bank or Depository may terminate this Agreement immediately in the event it suspects fraud or illegal activity in connection with the Collection Account, Deposit Account or Sub-Accounts or this Agreement, but in no event shall the Collection Bank or Depository be released of its obligations hereunder unless and until a substitute bank has been designated and assumed its respective obligations hereunder. With respect to the appointment of a successor to the Collection Bank or Depository, Borrower and Lender shall use reasonable efforts to designate such a bank promptly after receipt of notice of resignation by the Collection Bank or Depository and shall take all reasonable actions necessary to cause such designated successor promptly to assume the obligations of the Collection Bank or Depository hereunder, as applicable. However, if a successor to the Collection Bank or Depository Bank, as applicable, has not assumed such obligations within thirty (30) days of notice of its resignation, then the Collection Bank or Depository, as applicable, shall have the right, at Borrower's expense, to petition a court of competent jurisdiction to appoint a successor.

         (b) Lender may terminate this Agreement at any time upon 30 days' prior written notice to the other parties hereto.

         (c) Borrower may not unilaterally terminate this Agreement or close the Collection Account, Deposit Account or any Sub-Accounts established hereunder.

         6. DEPOSIT OF RECEIPTS BY BORROWER AND MANAGER. Borrower and Manager hereby agree to deposit or cause to be deposited with the Collection Bank within two (2) Business Day of receipt, all Rents received by Borrower or its partners, members or affiliates or Manager, respectively, with respect to the Property.

         7. INDEMNIFICATION. Borrower agrees to indemnify, defend and save harmless the Collection Bank and Depository from all loss, liability or expense (including the reasonable fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Collection Account, Deposit Account or Sub-Accounts or any transactions relating thereto, or (ii) its execution and performance of this Agreement, except to the extent that such loss, liability or expenses is due to the gross negligence or willful misconduct of the Collection Bank or Depository, as applicable. Borrower and Lender agree, jointly and severally, to indemnify, defend and save harmless the Collection Bank and Depository from all loss, liability or expense (including the reasonable fees and expenses of in house or outside counsel) arising out of or in connection with its following any instructions or other directions from Lender or its Servicer, except to the extent that such loss, liability or expenses is due to the gross negligence or willful misconduct of the Collection Bank or Depository, as applicable.

         8.       GRANT OF SECURITY INTERESTS.

         (a) Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for payment of the principal amount of the Loan, accrued and unpaid interest thereon and any and all other sums and amounts due under the Note, the Instrument and the other Loan Documents (collectively, the "DEBT"), a continuing perfected security interest in and to, and a general first lien upon the following (collectively, the "ACCOUNT COLLATERAL"): (i) the Collection Account, Deposit Account and Sub-Accounts (collectively, the "Accounts") and all of Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited in the Accounts from time to time by Borrower or on behalf of Borrower in accordance with the provisions of this Agreement, (ii) all earnings, investments and securities held in the Accounts in accordance with this Agreement, and (iii) any and all proceeds of the foregoing. Borrower further agrees to execute, acknowledge, deliver, file or do, at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted by this Section. Borrower acknowledges and agrees that the Accounts maintained hereunder are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, and notwithstanding anything set forth herein to the contrary, neither Borrower nor any other person or entity, through or under Borrower, shall have any control over the use of, or any right to withdraw any amount from, the Accounts, and the Collection Bank and Depository shall comply with all instructions originated by the Lender, its authorized agents or designees without further consent by the Borrower.

         (b) Borrower and Lender hereby notify the Collection Bank and Depository of the grant by Borrower to Lender of a security interest in the Accounts and all of the Borrower's right, title and interest in and to all cash, property and rights transferred or deposited in the Accounts.

In addition, the Collection Bank, Depository and Borrower each acknowledge and agree that the Accounts maintained hereunder are subject to the sole dominion, control and discretion of Lender and its authorized agents or designees subject to the terms and conditions of this Agreement, and notwithstanding anything set forth herein to the contrary, neither Borrower nor any other person or entity, through or under Borrower, shall have any control over the use of, or any right to withdraw any amount from, the Accounts, and the Collection Bank and Depository shall comply with all instructions originated by the Lender, its authorized agents or designees without further consent by the Borrower. Borrower shall be entitled to request and receive any information about the Accounts that it shall reasonably request from time to time. The Collection Bank and Depository each waive any right of offset, set-off, recoupment or lien against the Accounts or Borrower, its partners or their respective affiliates which it might have against the Accounts; PROVIDED, HOWEVER, that each retain the right to charge the Collection Account, Deposit Account or Sub-Accounts, as applicable, for
(i) any of their respective charges, fees and expenses provided for herein for which Borrower is responsible and (ii) all items deposited in and fund transfers credited to the Collection Account and subsequently returned unpaid or with respect to which the Collection Bank fails to receive final settlement.

         9.       EVENT OF DEFAULT; BUDGET AND REPORTING.

         (a) Upon the Collection Bank and Depository's receipt of the Event of Default Notice, and notwithstanding anything to the contrary contained herein, in addition to exercising any and all rights and remedies available to Lender under the Note, the Instrument or the other Loan Documents or otherwise at law or in equity, Lender may apply any and all funds in the Accounts (including any of the Sub-Accounts) to payment of the Debt in such order as Lender in its sole discretion may elect. In such event, the parties agree that the Collection Bank and Depository shall pay over to Lender all amounts deposited in the Accounts on demand, without notice to Borrower, PROVIDED, HOWEVER, that in making such demand, Lender certifies, in such Event of Default Notice, signed by Lender or an authorized agent thereof, that an Event of Default has occurred and is continuing and instructs Collection Bank and Depository as to where such amounts deposited in the Accounts should be directed.

         (b) Upon the request of Lender, Lender shall be entitled to receive copies of all reports, advices, statements and other information supplied hereunder as Lender shall reasonably request.

         10. SUCCESSORS AND ASSIGNS; ASSIGNMENTS. This Agreement shall bind and inure to the benefit of and be enforceable by the Collection Bank, Depository, Borrower and Lender and their respective successors and assigns. Lender shall have the right to assign or transfer its rights under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; PROVIDED, HOWEVER, that such assignee or transferee shall have delivered to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee (or agent thereof) of the Note, the Instrument and the other Loan Documents. Any corporation into which the Collection Bank or Depository, as applicable, in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collection Bank or Depository (as applicable) in its individual capacity shall be a party, (or, with respect to the

Depository, any corporation to which substantially all the corporate trust business of the Depository in its individual capacity may be transferred), shall be the Collection Bank or Depository, as applicable, under this Agreement without further act. The Collection Bank and Depository each reserve the right to transfer this Agreement or any of its obligations hereunder to any of its affiliates.

         11. AMENDMENTS; OTHER AGREEMENTS. This Agreement may be further amended from time to time in writing by all parties hereto. This Agreement is supplemented by the terms of the Collection Bank's or Depository's deposit account agreement(s) with Borrower, and to the extent the terms of such agreement(s) directly conflict with this Agreement, the specific terms of this Agreement shall control.

         12. NOTICES. Notices to the Collection Bank should be sent to the address first written above or by telecopy to (312) 904-6691, Attention:
Commercial Real Estate; notices to the Depository should be sent to the address first above written or by telecopy to (312) 904-7280, Attention:
Asset Backed Securities, Corporate Trust Department; notices to Borrower should be sent to the address first above written or by telecopy to (312) 917-8440, Attention: David Tinkham; and notices to Lender should be sent to the address first above written or by telecopy to (203) 618-2134, Attention:
Paul Nidenberg; or, in each case, to such other address as shall be designated in writing by the respective party to the other parties hereto. Unless otherwise expressly provided herein, all such notices shall be in writing (including by facsimile), and shall be effective for all purposes if
(i) hand delivered, or (ii) sent by (A) certified or registered United States mail, postage prepaid, or (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (C) telecopier (confirmed electronically and by phone with receiving party), addressed as set forth above. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case or expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopier, on the date confirmed electronically and telephonically (as described above).

         13. GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN ILLINOIS). ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST COLLECTION BANK, DEPOSITORY, LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN ILLINOIS, AND THE COLLECTION BANK, DEPOSITORY, LENDER AND BORROWER WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE LENDER, COLLECTION BANK, DEPOSITORY AND BORROWER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

         14.      CERTAIN MATTERS AFFECTING THE DEPOSITORY; LIMIT ON
LIABILITY. The Collection Bank and Depository may rely and shall be protected in acting or refraining from acting upon any notice (including but not limited to electronically confirmed facsimiles of such notice) believed

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

by it to be genuine and to have been signed or presented by the proper party or parties. The duties and obligations of the Collection Bank and Depository set forth in this Agreement shall be determined solely by the express provisions of this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Collection Bank and Depository. Neither the Collection Bank nor Depository shall have any duty or obligation to confirm that the actions taken under this Agreement comply with the Note, Instrument, any of Sections 3(i), 3(j), 3(k), 3(l), 3(m) or 3(n) of this Agreement or any other agreement between Borrower and Lender. The Collection Bank and Depository shall each only be liable for direct damages attributable to its gross negligence or willful misconduct in the performance of its duties and obligations as are specifically set forth in this Agreement; in no event shall the Collection Bank or Depository be liable for (i) any other damages, including, without limitation, special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if it has been advised of the likelihood of such loss or damage and regardless of the form of action, or (ii) losses or delays resulting from acts of God, war, computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond its reasonable control.

         15. INTERPLEADER. If at any time the Collection Bank or Depository, in good faith, is in doubt as to the action it should take under this Agreement, it shall have the right to commence an interpleader action in any federal or state court of competent jurisdiction located in the State of Illinois and to take no further action except in accordance with joint instructions from Lender and Borrower or in accordance with the final order of the court in such action.

         If the Borrower becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, or if Collection Bank or Depository is otherwise served with legal process or becomes aware of facts or circumstances which such party in good faith believes affects the disposition of funds deposited in the Collection Account, Deposit Account or the Sub-Accounts, Collection Bank or Depository, as the case may be, shall have the right (a) to place a hold on funds deposited in the Collection Account, Deposit Account or Sub-Accounts, as the case may be, until such time as Collection Bank or Depository receives an appropriate order from a court of competent jurisdiction or other assurances satisfactory to such party establishing that funds may continue to be disbursed according to the instructions given pursuant to this Agreement or (b) commence at the Borrower's expense an interpleader action and to take no further action except in accordance with joint instructions of Lender and Borrower or in accordance with the final order of a court in such action.

         16. DEFINED TERMS. As used herein the following capitalized terms shall have the respective meanings set forth below:

         (a) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any day on which commercial banks in Chicago, Illinois are authorized or required to close.

         (b) "ELIGIBLE ACCOUNT" shall mean a segregated account that is either: (a) maintained with a depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by the Rating Agencies in one of their two highest rating categories or the short-term

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

commercial paper of which is rated by the Rating Agencies (as hereinafter defined) in their highest rating category at the time of any deposit therein;
(b) maintained with a federal or state chartered depository institution or trust company having aggregate deposits in an amount not less than $100,000,000 and otherwise acceptable to Lender. The title of each Eligible Account shall indicate that funds held therein are held in trust for the uses and purposes set forth herein.

         (c) "LEASE" means any lease or other rental or occupancy agreement (including, without limitation, any and all guarantees of any of the foregoing) heretofore or hereafter entered into for the use and occupancy of the Property or any portion thereof, including any extensions, renewals, modifications or amendments thereof.

         (d) "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

                  (i) direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

                  (ii) direct obligations of, or guaranteed as to timely payment of principal and interest by, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank, the Federal National Mortgage Association or the Federal Farm Credit System, provided that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by any Rating Agency as an investment of funds backing securities rated "AAA" (or such comparable rating);

                  (iii) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully insured by the Federal Deposit Insurance Corporation, the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have the highest rating available for such securities by any Rating Agency;

                  (iv) general obligations of or obligations guaranteed by any State of the United States or the District of Columbia receiving the highest long-term debt rating available for such securities by the Rating Agency;

                  (v) commercial or finance company paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by any Rating Agency in its highest short-term unsecured debt rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by any such Rating Agency in its highest long-term unsecured debt rating category;

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

                  (vi) guaranteed reinvestment agreements issued by bank, insurance company or other corporation rated in one of the two highest long-term unsecured debt rating levels available to such issuers by any Rating Agency at the time of such investment, provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

                  (vii) repurchase obligations with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) described in clause
         (iii) above;

                  (viii) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and rated by any Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

                  (ix) units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, and have been approved in writing by the Lender as Permitted Investments with respect to this definition; and

                  (x) such other obligations as are acceptable as Permitted Investment to the Lender;

PROVIDED, HOWEVER, that no instrument or security shall be a Permitted Investment if (y) such instrument or security evidences a right to receive only interest payments or (z) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

         (e)      "RATING AGENCY" shall mean any of Standard & Poor's
Rating Services, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch, Inc., any successors thereto, or any other nationally-recognized statistical rating organization designated by Lender in its sole discretion.

         (f) "RENTS" shall mean all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a bankruptcy proceeding or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower, Manager or any of their agents or employees from any and all sources arising from or attributable to the Property and the improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property or rendering of services by Borrower or Manager (rendered by Manager solely with respect to the Property) or any of their agents or

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

employees (solely with respect to the Property) and proceeds, if any, from business interruption or other loss of income insurance.

         (g) "SERVICER" means the entity designated by Lender to act as the servicer of the Loan under this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.

         18. SECONDARY MARKET TRANSACTION; ASSIGNMENT OF ACCOUNTS AND THIS AGREEMENT. Lender may sell, transfer and assign all or a portion of the Loan, the Note, the Instrument, this Agreement and the other Loan Documents or any interest therein in connection with a Secondary Market Transaction (as defined in the Instrument). In connection with any such Secondary Market Transaction, Lender may assign responsibility for servicing the Loan, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the investors in any such Secondary Market Transaction. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

         19. NO AGENCY, PARTNERSHIP, MORTGAGEE IN POSSESSION. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower. Lender shall have no obligations whatsoever concerning the Property as a consequence of this Agreement or any rights exercised hereunder. Without limitation of the foregoing, nothing herein and no exercise of any rights hereunder shall cause Lender to be a mortgagee in possession of the Property.

         20. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  COLLECTION BANK:

                                  LASALLE BANK NATIONAL ASSOCIATION

                                  By:      ______________________________
                                           Name:_________________________
                                           Title:__________________________

                                  DEPOSITORY:

                                  LASALLE BANK NATIONAL ASSOCIATION

                                  By:      ______________________________
                                           Name:_________________________
                                           Title:__________________________

                                  BORROWER:

                                  LAKESHORE MARKETPLACE, LLC,
                                  a Delaware limited liability company

                                  By:      LAKESHORE MARKETPLACE
                                  FINANCE COMPANY, INC.,
                                  a Delaware corporation,
                                  its Managing Member

                                  By:      ____________________________
                                           Name:_______________________
                                           Title:________________________

                                  LENDER:

                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                  a Delaware corporation

                                  By:      _______________________________
                                           Name:__________________________
                                           Title:___________________________

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

MANAGER HEREBY AGREES TO THE PROVISIONS OF SECTION 6 HEREOF:

HORIZON GROUP PROPERTIES, L.P.,
a Delaware limited partnership

By:     HORIZON GROUP PROPERTIES, INC.,
        a Maryland corporation,
        its general partner

           By:__________________________
           Name:_______________________
           Title:________________________


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


                                    EXHIBIT A

                              FORM OF TENANT NOTICE

                            [Letterhead of Landlord]

______________________________________
______________________________________
______________________________________
Attn:_________________________________

           RE: Lease ("Lease") between Lakeshore Marketplace, LLC as Landlord or its assignees ("Landlord") and as Tenant ("Tenant") dated ____________ for approximately _________ square feet of space in Lakeshore Marketplace in Muskegon, Michigan (the "Project").

Gentlemen:

         Pursuant to the terms of the above-referenced Lease, this letter shall serve as notification to you that, effective upon the date of this letter, all future payments of rent and other sums due to Landlord from Tenant under the Lease are to be made payable to Lakeshore Marketplace, LLC and delivered directly to the following address:

                  Lakeshore Marketplace, LLC
                  135 S. LaSalle St., Dept. 6285
                  Chicago, Illinois 60674-6285

         Please take particular care in remitting all payments to the appropriate address exactly as written above. Only checks made payable in accordance with the foregoing instructions will be credited against sums due to Landlord by Tenant. Until otherwise advised in writing by Landlord and Greenwich Capital Financial Products, Inc., the mortgagee of the Project (or its successors or assigns), you should continue to make your payments for rent and other sums as directed by the terms of this letter or otherwise as Lender may direct you in writing from time to time.

         Thank you in advance for your cooperation with this change in payment procedures.

                           Very truly yours,

                           LAKESHORE MARKETPLACE, LLC,
                           a Delaware limited liability company

                           By: LAKESHORE MARKETPLACE FINANCE COMPANY, INC., a Delaware corporation, its Managing Member

                                    By:____________________________
                                    Name:_________________________
                                    Title:__________________________



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



                                    EXHIBIT B

                             FORM OF TRIGGER NOTICE

                              ______________, 20__

LaSalle Bank National Association
135 LaSalle Street, Suite 1625
Chicago, Illinois 60603

           Re: Collection and Deposit Account Agreement ("Account Agreement") among LaSalle Bank National Association (the "Bank"), Lakeshore Marketplace, LLC (the "Borrower") and Greenwich Capital Financial Products, Inc. (with its successors and assigns, "Lender")

Ladies and Gentlemen:

         Reference is made to the above-referenced Account Agreement. Capitalized terms used herein shall have the meanings set forth in the Account Agreement, unless otherwise defined herein.

         This letter constitutes the Trigger Notice referred to in the Account Agreement. Please refer to the Account Agreement with respect to the effect of such Trigger Notice. The Lender has determined that a Cash Trap Event (as defined in the Instrument) has occurred.

         Lender or the Servicer may, by written notice to you, from time to time provide further instructions concerning the Accounts in accordance with the Account Agreement and the instructions contained herein.

         The undersigned also notifies you that the name and address of the current Servicer for the Lender (or the Lender's address) with respect to the Account Agreement is as follows:

                  [Servicer][Lender]

                  __________________________
                  __________________________
                  __________________________
                  __________________________

         If you have any questions concerning this letter or the Account Agreement, please contact ____________________ or _________________ .

LENDER, OR SERVICER ON LENDER'S BEHALF:

________________________________
By:_____________________________
Its:____________________________

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

                                    EXHIBIT C

                         FORM OF EVENT OF DEFAULT NOTICE

                             ______________, 20__

LaSalle Bank National Association
135 LaSalle Street, Suite 1625
Chicago, Illinois 60603

           Re: Collection and Deposit Account Agreement ("Account Agreement") among LaSalle Bank National Association (the "Bank"), Lakeshore Marketplace, LLC (the "Borrower") and Greenwich Capital Financial Products, Inc. (with its successors and assigns, "Lender")

Ladies and Gentlemen:

         Reference is made to the above-referenced Account Agreement. Capitalized terms used herein shall have the meanings set forth in the Account Agreement, unless otherwise defined herein.

         This letter constitutes the Event of Default Notice referred to in the Account Agreement. Please refer to the Account Agreement with respect to the effect of such Event of Default Notice. The Lender has determined that an Event of Default (as defined in the Instrument) has occurred.

         Lender or the Servicer may, by written notice to you, from time to time provide further instructions concerning the Accounts in accordance with the Account Agreement and the instructions contained herein.

         The undersigned also notifies you that the name and address of the current Servicer for the Lender (or the Lender's address) with respect to the Account Agreement is as follows:

                  [Servicer][Lender]

                  __________________________
                  __________________________
                  __________________________
                  __________________________

         If you have any questions concerning this letter or the Account Agreement, please contact ____________________ or _________________ .

LENDER, OR SERVICER ON LENDER'S BEHALF:

_____________________________
By:__________________________
Its:_________________________

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